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                                                                  Exhibit 10.11

                             NAVIGANT INTERNATIONAL, INC.
                               1998 Stock Incentive Plan

Purpose NAVIGANT INTERNATIONAL, INC., a Delaware corporation (the "Company"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Navigant International, Inc. 1998 Stock Incentive Plan (the "Plan") to provide options ("Options") or direct grants ("Stock Grants" and, together with the Options, "Awards") to employees and outside directors with respect to shares of the Company's common stock (the "Common Stock"). The Plan is effective as of the effective date (the "Effective Date") of the Company's registration under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to its initial public offering ("IPO").

Participants   All Employees of the Company and any Eligible Subsidiaries are
               eligible for Options and Stock Grants under this Plan, as are the directors of the Company and the Eligible Subsidiaries who are not employees ("Eligible Directors"). Eligible employees and directors become "optionees" when the Administrator grants them an option under this Plan or "recipients" when they receive a direct grant of Common Stock. (Optionees and recipients are referred to collectively as "participants." The term participant also includes, where appropriate, a person authorized to exercise an Award in place of the original optionee.) The Administrator may also grant Options or make
               Stock Grants to consultants and other service providers.

               Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

Administrator  The Administrator will be the Compensation Committee of the
               Board of Directors of the Company (the "Compensation Committee"), unless the Board specifies another committee.
               The Board may also act under the Plan as though it were the Compensation Committee. The Board of Directors of U.S. Office Products Company ("U.S. Office Products"), directly or through a committee of directors, may act as Administrator before U.S. Office Products distributes the Common Stock to U.S. Office Products' stockholders (the "Distribution").

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               The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the Granting of Awards section) to officers or other employees of the Company.

               The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Award. The Administrator may act through meetings of a majority of its members or by unanimous consent.

Granting of    Subject to the terms of the Plan, the Administrator will,
Awards         in its sole discretion, determine

                    the participants who receive Awards,

                    the terms of such Awards,

                    the schedule for exercisability or nonforfeitability (including any requirements that the participant or the Company satisfy performance criteria),

                    the time and conditions for expiration of the Award, and

                    the form of payment due upon exercise, if any.

               The Administrator's determinations under the Plan need not be uniform and need not consider whether possible participants are similarly situated.

               Options granted to employees may be nonqualified stock options ("NQSOs") or "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute.  Options granted to Eligible Directors must be NQSOs.
                The Administrator will not grant ISOs unless the stockholders either have already approved the granting of ISOs or give such approval within 12 months after the grant.

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                    The Administrator may impose such conditions on or charge
                    such price for the Stock Grants as it deems appropriate.

     Substitutions  The Administrator may also grant Awards in substitution for options or other equity interests held by individuals
                    (i) as a result of their employment by or services to U.S. Office Products before the Distribution or (ii) who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring or merging with the individual's employer or acquiring its assets. If necessary to conform the Awards to the interests for which they are substitutes, the Administrator may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires. Awards in substitution for U.S. Office Products' options in connection with the Distribution will retain their pre-Distribution exercise schedule and terms (including Change of Control provisions) and expiration date.

Date of Grant       The Date of Grant will be the date as of which this Plan or the Administrator grants an Award to a participant, as specified in the Plan or in the Administrator's minutes.

Exercise Price      The Exercise Price is the value of the consideration that a participant must provide in exchange for one share of Common
                    Stock. The Administrator will determine the Exercise Price under each Award and may set the Exercise Price without regard to the Exercise Price of any other Awards granted at the same or any other time. The Company may use the consideration it receives from the participant for general corporate purposes.

                    The Exercise Price per share for NQSOs may not be less than 80% of the Fair Market Value of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; provided, however, that if the Administrator decides to grant an ISO to someone covered by Sections 422(b)(6) and 424(d) (as a more-than-10%-stock-owner), the Exercise Price of the Option must be at least 110% of the Fair Market Value (on the Date of Grant).

                    The Administrator may satisfy any state law requirements regarding adequate consideration for Stock Grants by (i) issuing Common Stock held as treasury stock or (ii) charging the recipients at least the par value for the shares covered by the Stock Grant. The Administrator may

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               designate that a recipient may satisfy (ii) either by direct payments or by the Administrator's withholding from other payments due to the recipient.

     Fair      Fair Market Value of a share of Common Stock for purposes of the
     Market    Plan will be determined as follows:
     Value
                    if the Common Stock trades on a national securities exchange, the closing sale price on that date;

                    if the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                    if no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date; or

                    if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

               For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

               The Fair Market Value will be deemed equal to the IPO price for any Options granted as of the date on which the IPO's underwriters price the IPO.

Exercisability The Administrator will determine the times and conditions for exercise of or purchase under each Award but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant (or five years for ISOs granted to 10% owners covered by Code Sections 422(b)(6) and 424(d)).

               Awards will become exercisable at such times and in such manner as the Administrator determines and the Award Agreement, if any, indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the

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               participant may exercise any portion of an Award or at which restrictions on Stock Grants lapse. For Stock Grants, "exercise" refers to acceptance of the Award or lapse of restrictions, as appropriate in context.

               If the Administrator does not specify otherwise, Options will become exercisable and restrictions on Stock Grants will lapse as to one-third of the covered shares on each of the first three anniversaries of the Date of Grant; provided, however, that, unless the Administrator specifies otherwise, Options granted on or after the Distribution (other than in substitution for options on USOP stock) will not become exercisable before the second anniversary of the Distribution, will then become exercisable as to 50% of the shares subject to those Options, and will become further exercisable as to an additional 25% on and after the third anniversary and exercisable as to the final 25% on and after the fourth anniversary.

               No portion of an Award that is unexercisable at a participant's termination of employment will thereafter become exercisable, unless the Award Agreement provides otherwise, either initially or by amendment.

     Change    Upon a Change of Control (as defined below), all Options held by
     of        current Employees and directors will become fully exercisable
     Control   and all restrictions on Stock Grants will lapse.  A Change of
               Control for this purpose means the occurrence, after the Company's IPO, of any one or more of the following events:

                    a person, entity, or group (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) acquires ownership of more than 50% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("Company Voting Securities");

                    consummation of a merger or consolidation of the Company into any other entity -- unless the holders of the Company Voting Securities outstanding immediately before such consummation, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 50% of the

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                    combined voting power of the then outstanding voting
                    securities of either the Company or the other surviving entity or its parent; or

                    the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or
                    (ii) an agreement for the Company's sale or disposition of all or substantially all the Company's assets, and such liquidation, dissolution, sale, or disposition is consummated.

                    Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing.

               The Adjustment Upon Changes in Capital Stock provisions will also apply if the Change of Control is a Substantial Corporate Change (as defined in those provisions).

Limitation on  An Option granted to an employee will be an ISO only to the
ISOs extent that the aggregate Fair Market Value (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

Method of      To exercise any exercisable portion of an Award, the participant
Exercise       must:
                    Deliver a written notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed by the participant, and specifying the number of shares of Common Stock underlying the portion of the Award the participant is exercising;

                    Pay the full Exercise Price, if any, by cashier's or certified check for the shares of Common Stock with respect to which the Award is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

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                    Deliver to the Administrator such representations and
                    documents as the Administrator, in its sole discretion, may consider necessary or advisable.

               Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price.

               If the Administrator agrees to allow an optionee to pay through tendering Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the participant has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise.

Award          No one may exercise an Award more than ten years after its
Expiration     Date of Grant (or five years, for an ISO granted to a
               more-than-10% shareholder). Unless the Award Agreement provides otherwise, either initially or by amendment, no one may exercise an Award after the first to occur of:

     Employment     The 90th day after the date of termination of
     Termination    employment (other than for death or Disability), where
                    termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason, including retirement. Unless the Award Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The
                    Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment;

     Disability     For disability, the earlier of (i) the first anniversary
                    of the participant's termination of employment for disability and

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                    (ii) 30 days after the participant no longer has a
                    disability, where "disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months; or

     Death          The date 24 months after the participant's death.

               If exercise is permitted after termination of employment, the Award will nevertheless expire as of the date that the former service provider violates any covenant not to compete in effect between the Company and the former employee. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or the Eligible Subsidiaries will only receive ISO treatment to the extent permitted by law, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor to the Company will not prevent loss of ISO status because of the formal termination of employment.

               Nothing in this Plan extends the term of an Award beyond the tenth anniversary of its Date of Grant, nor does anything in this Award Expiration section make an Award exercisable that has not otherwise become exercisable.

Award          Award Agreements will set forth the terms of each Award and
Agreement      will include such terms and conditions, consistent with the
               Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Award Agreements may contain special rules. The Administrator may, but is not required to, issue agreements for Stock Grants.

Stock Subject Except as adjusted below under Corporate Changes, to Plan the aggregate number of shares of Common Stock that may be issued under the Awards (whether ISOs, NQSOs, or Stock Grants) may not exceed 25% of the Common Stock outstanding immediately following the Distribution and the closing of the IPO, the maximum number of shares that may be subject to ISOs may not exceed 600,000, and

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                    the maximum number of shares that may be granted under
                    Awards for a single individual in a calendar year may not exceed 1,100,000. (The individual maximum applies only to Awards first made under this Plan and not to Awards made in substitution of a prior employer's options or other incentives, except as Code Section 162(m) otherwise requires.)

               The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market. If any Award expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Award will again be available for the granting of new Awards (but will be counted against that calendar year's limit for a given individual).

               No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

               The participant will have no rights of a stockholder with respect to the shares of stock subject to an Award except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Award.

               The Company will not issue fractional shares pursuant to the exercise of an Award, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

Person who     During the participant's lifetime, only the participant or his
may Exercise   duly appointed guardian or personal representative may
               exercise the Awards. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Award. If someone other than the original recipient seeks to exercise any portion of an Award, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Award.

Adjustments    Subject to any required action by the Company (which it shall
upon Changes   promptly take) or its stockholders, and subject to the provisions
in Capital     of applicable corporate law, if, after the Date of Grant of
Stock          an Award,

                    the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of

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                    security because of any recapitalization,
                    reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration,

               the Administrator may make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Award, so that the proportionate interest of the participant immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the optionee has already purchased nor to Stock Grants that are already nonforfeitable, except to the extent of similar treatment for most stockholders.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Award will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Award but will include a corresponding proportionate adjustment in the Award's Exercise Price.

               The Administrator will make a commensurate change to the maximum number and kind of shares provided in the Stock Subject to Plan section.

               Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Award or the Exercise Price except as this Adjustments section specifically provides. The grant of an Award under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

  Substantial  Upon a Substantial Corporate Change, the Plan and any
  Corporate    unexercised Awards will terminate unless provision is made in
  Change       writing in connection with such transaction for

                    the assumption or continuation of outstanding Awards, or

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                    the substitution for such options or grants of any
                    options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Awards will continue in the manner and under the terms so provided.

               Unless the Board determines otherwise, if an Award would otherwise terminate under the preceding sentence, participants who are then Employees or directors of the Company will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the Award, whether or not they had previously become exercisable. However, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

               A Substantial Corporate Change means the

                    dissolution or liquidation of the Company,

                    merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation,

                    the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act any Company Subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) owning 100% of the combined voting power of all classes of stock of the Company.

Subsidiary     Employees of Company Subsidiaries will be entitled to
Employees      participate in the Plan, except as otherwise designated by the
               Board of Directors or the Committee.

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               Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an ISO is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISO purposes, Subsidiary also includes a single-member limited liability company included within the chain described in the preceding sentence. For NQSOs, the Board or the Administrator can use a different definition of Subsidiary in its discretion.

Legal          The Company will not issue any shares of Common Stock under an
Compliance     Award until all applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the participant to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

               The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Awards may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Awards will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

Purchase for   Unless a registration statement under the Securities Act
Investment     covers the shares of Common Stock a participant receives upon
and Other      exercise of his Award, the Administrator may require, at the
Restrictions   time of such exercise or receipt of a grant, that the
               participant agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Award are registered under the Securities Act. Unless the shares are registered under the Securities Act, the participant must acknowledge:

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                    that the shares purchased on exercise of the Award are not so registered,

                    that the participant may not sell or otherwise transfer the shares unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act, and such sale or transfer complies with all other applicable laws, rules, and regulations, including all applicable Federal and state securities laws, rules, and regulations.

               Additionally, the Common Stock, when issued upon the exercise of an Award, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

               The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

Tax            The participant must satisfy all applicable Federal, state,
Withholding    and local income and employment tax withholding requirements before the Company will deliver stock certificates upon the exercise of an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the participant must pay the Company, with a cashier's check or certified check, the full amounts required by withholding. Payment of withholding obligations is due before the Company issues shares with respect to the Award. If the Administrator so determines, the participant may instead satisfy the withholding obligations by directing the Company to retain shares from the Award exercise, by tendering previously owned shares,

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               or by attesting to his ownership of shares (with the
               distribution of net shares).

Transfers,     Unless the Administrator otherwise approves in advance in
Assignments    writing for estate planning or other purposes, an   Award may
and Pledges    not be assigned, pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the participant to any person, except by will or by operation of applicable laws of descent and distribution. If Rule 16b-3 then applies to an Award, the participant may not transfer or pledge shares of Common Stock acquired under a Stock Grant or upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The
               Administrator may, in its discretion, expressly provide that a participant may transfer his Award without receiving consideration to (i) members of his immediate family
               (children, grandchildren, or spouse); (ii) trusts for the benefit of such family members; or (iii) partnerships where the only partners are such family members.

Amendment or   The Board may amend, suspend, or terminate the Plan at any
Termination    time, without the consent of the participants or their
of Plan and    beneficiaries; provided, however, that no amendment will
Options        deprive any participant or beneficiary of any previously
               declared Award.  Except as required by law or by the Corporate
               Changes section, the Administrator may not, without the participant's or beneficiary's consent, modify the terms and conditions of an Award so as to adversely affect the participant. No amendment, suspension, or termination of the Plan will, without the participant's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Awards.

Privileges of  No participant and no beneficiary or other person claiming
Stock          under or through such participant will have any right, title,
Ownership      or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Award except as to such shares of Common Stock, if any, already issued to such participant.

Effect on      Whether exercising or receiving an Award causes the
Other Plans    participant to accrue or receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.


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                                                   Navigant International, Inc.
                                                      1998 Stock Incentive Plan
                                                                  Page 14 of 15

Limitations    Notwithstanding any other provisions of the Plan, no individual
on             acting as a director, employee, or agent of the Company shall
Liability      be liable to any participant, former participant, spouse,
               beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

No Employment  Nothing contained in this Plan constitutes an employment
Contract contract between the Company and the participants. The Plan does not give any participant any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the participant's employment.

Applicable Law The laws of the State of Delaware (other than its choice of law provisions) govern this Plan and its interpretation.

Duration of    Unless the Board extends the Plan's term, the Administrator
Plan           may not grant Awards after June 8, 2008.  The Plan will then terminate but will continue to govern unexercised and unexpired Awards.

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                                                   Navigant International, Inc.
                                                      1998 Stock Incentive Plan
                                                                  Page 15 of 15